UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 29, 2008
                Date of Report (Date of earliest event reported)


                        GLOBAL ENTERTAINMENT CORPORATION
             (Exact name of registrant as specified in its charter)


          Nevada                        000-50643                86-0933274
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)

1600 N. Desert Drive, Suite 301, Tempe, AZ                         85281
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code (480) 994-0772

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 29, 2008 Global Entertainment Corporation ("the Company") issued a press release announcing its financial results for the fiscal year ended May 31, 2008. The full text of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01. financial statements and exhibits

     (d) Exhibits

     Exhibit No.                            Description
     -----------                            -----------
        99.1 Press release dated August 29, 2008, announcing the financial results of Global Entertainment Corporation for the fiscal year ended May 31, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GLOBAL ENTERTAINMENT CORPORATION


Date: August 29, 2008                      By:   /s/ James Yeager
                                              ----------------------------------
                                           Name:  James Yeager
                                           Title: Senior Vice-President and
                                                  Chief Financial Officer

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